UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        November 9, 2012

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-03559	21-0398280

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FURNISHED/FILED BY EACH OF PEPCO HOLDINGS, INC., POTOMAC ELECTRIC POWER COMPANY, DELMARVA POWER & LIGHT COMPANY AND ATLANTIC CITY ELECTRIC COMPANY.  INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FURNISHED/FILED BY SUCH REGISTRANT ON ITS OWN BEHALF. NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 7.01	Regulation FD Disclosure.

The information being furnished pursuant to Item 7.01, including Exhibit 99 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  Exhibit 99, Pepco Holdings, Inc. Presentation - 47th EEI Financial Conference, is hereby incorporated by reference in response to this Item 7.01.

Item 8.01	Other Events.

Beginning on October 29, 2012, Hurricane Sandy affected the service territories of Potomac Electric Power Company (Pepco), Delmarva Power & Light Company (DPL) and Atlantic City Electric Company (ACE), the regulated utility subsidiaries of Pepco Holdings, Inc. (PHI).  Approximately 340,000 of PHI’s electric customers were without power at the height of the storm, including approximately 211,000 customers in ACE’s service territory.

The total incremental storm restoration costs of Pepco, DPL and ACE associated with this storm are preliminarily estimated to range between $45 million and $65 million in the aggregate.  A portion of these costs will be charged as capital expenditures, with the balance being (i) deferred as a regulatory asset in jurisdictions where management believes that recovery of these incremental storm restoration costs is probable, or (ii) charged to other operation and maintenance expense.  Each utility intends to pursue recovery of its portion of these incremental storm restoration costs in its respective regulatory jurisdiction or jurisdictions during the next cycle of distribution base rate cases.

The foregoing estimate of total incremental storm restoration costs was developed using estimates of costs related to mutual assistance and contractor services, materials and supplies, and other expenses. Actual costs may vary from these estimates.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K with respect to PHI, Pepco, DPL and ACE (each, a Reporting Company), including each of their respective subsidiaries, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs, estimates and current expectations of one or more Reporting Companies or their subsidiaries. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies’ or their subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.   Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond each Reporting Company’s or its subsidiaries’ control and may cause actual results to differ materially from those contained in forward-looking statements:

●
Changes in governmental policies and regulatory actions affecting the energy industry or one or more of the Reporting Companies specifically, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities and the recovery of purchased power expenses;

●	The outcome of pending and future rate cases, including the possible disallowance of recovery of costs and expenses;

●	The expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs;

●	Possible fines, penalties or other sanctions assessed by regulatory authorities against a Reporting Company or its subsidiaries;

●
The impact of adverse publicity and media exposure, which could render one or more Reporting Companies or their subsidiaries vulnerable to increased regulatory oversight and negative customer perception;

●	Weather conditions affecting usage and emergency restoration costs;

●	Population growth rates and changes in demographic patterns;

●	Changes in customer energy demand due to conservation measures and the use of more energy-efficient products;

●	General economic conditions, including the impact of an economic downturn or recession on energy usage;

●	Changes in and compliance with environmental and safety laws and policies;

●	Changes in tax rates or policies;

●	Changes in rates of inflation;

●	Changes in accounting standards or practices;

●	Unanticipated changes in operating expenses and capital expenditures;

●
Rules and regulations imposed by, and decisions of, federal and/or state regulatory commissions, PJM Interconnection, LLC, the North American Electric Reliability Corporation  and other applicable electric reliability organizations;

●	Legal and administrative proceedings (whether civil or criminal) and settlements that affect a Reporting Company’s or its subsidiaries’ business and profitability;

●	Pace of entry into new markets;

●	Interest rate fluctuations and the impact of credit and capital market conditions on the ability to obtain funding on favorable terms; and

●	Effects of geopolitical events, including the threat of domestic terrorism or cyber attacks.

These forward-looking statements are also qualified by, and should be read together with, the risk factors included in Part I, Item 1A. Risk Factors and other statements in each Reporting Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended to include the executive compensation and other information required by Part III of Form 10-K (which information originally had been omitted as permitted by that form), as filed with the Securities and Exchange Commission (SEC), in each Reporting Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as filed with the SEC, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this Current Report on Form 8-K.

Any forward-looking statements speak only as to the date this Current Report on Form 8-K was filed with the SEC, and none of the Reporting Companies undertakes an obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a Reporting Company to predict all such factors, nor can the impact of any such factor be assessed on such Reporting Company’s or its subsidiaries’ business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit No.	Description of Exhibit

		99	Pepco Holdings, Inc. Presentation - 47th EEI Financial Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. POTOMAC ELECTRIC POWER COMPANY DELMARVA POWER & LIGHT COMPANY
(Registrants)

Date:	November 9, 2012	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

ATLANTIC CITY ELECTRIC COMPANY
(Registrant)

Date:	November 9, 2012	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Furnished Herewith

Exhibit No.	Description of Exhibit
99	Pepco Holdings, Inc. Presentation - 47th EEI Financial Conference